UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-08059

Cohen & Steers Global Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2020. The total returns for Cohen & Steers Global Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2020	Year Ended December 31, 2020
Cohen & Steers Global Realty Shares:
Class A	18.27%	–2.65%
Class C	17.87%	–3.31%
Class I	18.46%	–2.36%
Class R	18.16%	–2.82%
Class Z	18.48%	–2.33%
FTSE EPRA Nareit Developed Real Estate Index—net[a]	15.63%	–9.04%
S&P 500 Index[a]	22.16%	18.40%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Market Review

Global real estate securities declined in 2020 due to the near-term impact of social distancing and business shutdowns on certain property sectors. After falling sharply in the first quarter, the broader market overcame a deep recession, mass unemployment and a surge in new infections in late 2020 to generate strong returns. A fourth-quarter rally triggered by vaccine news was not enough to offset earlier losses within the REIT market.

Some property owners saw little impact or even stronger demand as a result of the pandemic. But REITs as a whole had disappointing returns, as certain real estate businesses—including the retail, lodging and office sectors—were among those most negatively affected by the economic shutdown. That said, rent collections remained fairly stable in most REIT sectors, and earnings were generally more resilient than those of the broader market.

Fund Performance

The Fund had a negative total return in the period but outperformed its benchmark.

In the U.S., the pandemic played a key role in the year’s winners and losers. Sectors with more direct exposure to the virus, such as offices, urban-oriented apartments, hotels and retail, generated negative returns. Conversely, outperforming sectors included beneficiaries of stay-at-home mandates. Industrial REITs rallied, given their e-commerce link. Data centers advanced due to high demand for digital infrastructure and robust spending plans from many large technology companies. Self storage performed well, driven by rising demand due to the migration from cities and homeowners seeking to free up living space, which gave companies increased pricing power on rents. The Fund’s security selection in the U.S. contributed to relative performance during the year. Our positioning in senior housing REIT Ventas was beneficial, as we shifted to an overweight in the stock after its steep selloff given the deep value opportunity. An out-of-index position in data center REIT Equinix benefited from rising capital spending by technology companies. An out-of-benchmark position in Caesars Entertainment and overweight in VICI Properties were beneficial given the pent-up demand for leisure activity that was revealed after the widescale shutdowns early in the year.

In Canada, sector performance largely mirrored the U.S., with a wide dispersion in returns, led by industrial on the upside and with office and retail companies materially declining. The Fund’s stock selection in the country detracted from relative performance. This included an overweight position in Boardwalk REIT; this manager of multifamily communities in Western Canada fell sharply during the year given declining commodity prices and weaker occupancy rates.

Performance in Europe was mixed. Germany, which is dominated by the residential sector, was a top-performing country. In addition to being a necessity, housing proved resilient due to emergency government relief measures, as well as a lack of adequate supply in certain markets. The portfolio’s security selection in Germany contributed to relative performance, with healthy gains from overweight positions in LEG Immobilien and Deutsche Wohnen. Other European countries that outperformed included Belgium and Sweden, due in part to the strength of companies with residential and industrial properties. The Fund’s stock selection in Belgium aided relative performance, primarily due to an overweight in logistics landlord Warehouses De Pauw.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

European retail property owners were severely impacted by a weakening economy and a threat to rental payments as malls and stores temporarily closed. The sector was already contending with the secular trend of growing competition from e-commerce. These factors had a pronounced impact on the Netherlands, where retail composes the bulk of the listed real estate market. Stock selection in the country contributed to the Fund’s relative performance, including our avoidance of highly leveraged Unibail-Rodamco-Westfield. The retail sector’s woes also weighed on returns in France, as did the underperforming office sector. Offices came under pressure (despite rents remaining strong) as many tenants showed success in transitioning to work from home, which led to questions about the long-term future of office demand. The Fund’s security selection in France contributed to relative performance. This included well-timed positions in Icade and Covivio, which have considerable office assets. An out-of-index position in Argan (in the industrial sector) also contributed.

In the U.K., weakness in retail and office landlords hampered returns. The Fund’s security selection there added to relative performance, most notably, the portfolio did not hold troubled retail property owner Hammerson. Given the uncertain economic climate, investors viewed Switzerland as a haven during the year. However, we chose not to own Swiss real estate securities, as we believed more attractive valuations were available elsewhere. This non-allocation modestly detracted from the Fund’s relative performance.

Weakness in the Asia-Pacific region was broad-based, despite many countries successfully containing the virus. Singapore was the top-performing country in the region, thanks to healthy returns in the industrial and data center sectors. Our security selection in the country contributed to relative returns, including favorable overweights in data center owner Keppel DC REIT and hospital owner Parkway Life Real Estate. Political unrest in Hong Kong during a portion of the year dragged down its market. Security selection in Hong Kong contributed to relative performance; this included an out-of-index allocation in regional logistics REIT ESR Cayman, which rebounded late in the year on positive China economic data.

In Australia, shopping center companies such as Vicinity Centres and Scentre Group were hit hard by the pandemic, which accelerated the secular challenge of e-commerce encroachment. The Fund’s security selection in Australia aided relative performance, including an out-of-index position in property fund manager Charter Hall Group, which outperformed given its operating leverage to accelerating capital flows into Australian real estate. An out-of-index position in Goodman Group was also beneficial thanks to a healthy backdrop for industrial fundamentals. Japan likewise faced the headwinds of sharply falling growth amid several waves of the pandemic. This drove poor results from hotel and office property companies. In contrast, logistics REITs were relatively resilient. The Fund’s stock selection in Japan hindered relative performance.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies appreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a tailwind for absolute returns.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

JON CHEIGH	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager

ROGIER QUIRIJNS
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2020

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–7.03%[a]	–4.27%[c]	—	—	—
1 Year (without sales charge)	–2.65%	–3.31%	–2.36%	–2.82%	–2.33%
5 Years (with sales charge)	5.21%[a]	5.49%	—	—	—
5 Years (without sales charge)	6.18%	5.49%	6.53%	6.02%	6.55%
10 Years (with sales charge)	5.83%[a]	5.63%	—	—	—
10 Years (without sales charge)	6.32%	5.63%	6.67%	—	—
Since Inception[d] (with sales charge)	5.31%[a]	4.92%	—	—	—
Since Inception[d] (without sales charge)	5.61%	4.92%	8.14%	6.40%	6.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2020, supplemented on August 13, 2020 and November 30, 2020 prospectus were as follows: Class A—1.21% and 1.21%; Class C—1.86% and 1.86%; Class I—0.93% and 0.90%; Class R—1.36% and 1.36%; and Class Z—0.86% and 0.86%. Through June 30, 2022, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception dates: September 30, 2004 for Class A and C shares, May 8, 1997 for Class I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020—December 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[a] July 1, 2020— December 31, 2020
Class A
Actual (18.27% return)	$1,000.00	$1,182.70	$6.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.14

Class C
Actual (17.87% return)	$1,000.00	$1,178.70	$10.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.79	$9.42

Class I
Actual (18.46% return)	$1,000.00	$1,184.60	$4.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.61	$4.57

Class R
Actual (18.16% return)	$1,000.00	$1,181.60	$7.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.90

Class Z
Actual (18.48% return)	$1,000.00	$1,184.80	$4.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.81	$4.37

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.21%, 1.86%, 0.90%, 1.36% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Simon Property Group, Inc.	$59,549,830	4.5
Public Storage	54,615,407	4.1
Prologis, Inc.	52,118,194	4.0
Ventas, Inc.	51,739,309	3.9
Vonovia SE	40,341,258	3.1
Healthpeak Properties, Inc.	39,178,775	3.0
UDR, Inc.	36,673,249	2.8
Mitsui Fudosan Co., Ltd.	35,489,666	2.7
Deutsche Wohnen SE	34,080,030	2.6
VEREIT, Inc.	33,056,160	2.5

[a]	Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held.

Country Breakdown (Based on Net Assets) (Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2020

		Shares	Value
COMMON STOCK	98.7%
AUSTRALIA	4.3%
REAL ESTATE
DIVERSIFIED	3.9%
BGP Holdings PLC (EUR)[a,b]		11,893,063	$0
Charter Hall Group		2,071,301	23,489,950
Mirvac Group		13,527,924	27,533,492

			51,023,442

INDUSTRIALS	0.4%
Goodman Group		366,163	5,338,167

TOTAL AUSTRALIA			56,361,609

AUSTRIA	0.8%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		281,947	10,798,212

BELGIUM	1.1%
REAL ESTATE
INDUSTRIALS	0.3%
VGP NV		28,207	4,224,684

RESIDENTIAL	0.8%
Aedifica SA		86,759	10,418,732

TOTAL BELGIUM			14,643,416

CANADA	0.6%
REAL ESTATE—OFFICE
Allied Properties REIT		248,196	7,376,271

CHINA	1.1%
INDUSTRIALS	0.6%
ESR Cayman Ltd., 144A (H Shares)[b,c]		2,172,600	7,790,864

REAL ESTATE—DATA CENTERS	0.5%
GDS Holdings Ltd., ADR (USD)[b]		71,446	6,690,203

TOTAL CHINA			14,481,067

FRANCE	3.1%
REAL ESTATE
DIVERSIFIED	1.2%
Covivio		93,190	8,578,264
ICADE		99,169	7,620,323

			16,198,587

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
NET LEASE	0.5%
ARGAN SA		59,100	$6,035,880

OFFICE	0.4%
Gecina SA		32,924	5,079,989

RETAIL	1.0%
Klepierre SA		600,129	13,482,585

TOTAL FRANCE			40,797,041

GERMANY	7.3%
REAL ESTATE
OFFICE	0.9%
Alstria Office REIT AG		641,892	11,605,678

RESIDENTIAL	6.4%
Deutsche Wohnen SE		638,515	34,080,030
Instone Real Estate Group AG, 144Ab,c		412,037	10,570,666
Vonovia SE		552,576	40,341,258

			84,991,954

TOTAL GERMANY			96,597,632

HONG KONG	4.7%
REAL ESTATE
DIVERSIFIED	2.6%
CK Asset Holdings Ltd.		1,387,500	7,123,232
Hang Lung Properties Ltd.		5,067,000	13,366,117
New World Development Co., Ltd.		344,698	1,605,118
Sun Hung Kai Properties Ltd.		975,000	12,576,669

			34,671,136

RESIDENTIAL	0.4%
Wharf Real Estate Investment Co., Ltd.		1,112,000	5,787,744

RETAIL	1.7%
Link REIT		2,410,060	21,947,931

TOTAL HONG KONG			62,406,811

INDIA	0.4%
REAL ESTATE—DIVERSIFIED
Mindspace Business Parks REIT, 144Ab,c		1,177,600	5,133,139

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
JAPAN	11.6%
REAL ESTATE
DIVERSIFIED	6.8%
Activia Properties, Inc.		2,816	$11,877,081
Mitsubishi Estate Co., Ltd.		1,367,914	21,951,804
Mitsui Fudosan Co., Ltd.		1,697,700	35,489,666
NIPPON REIT Investment Corp.		2,146	7,700,285
Tokyu Fudosan Holdings Corp.		844,100	4,496,199
United Urban Investment Corp.		6,164	7,617,320

			89,132,355

INDUSTRIALS	1.8%
GLP J-REIT		9,680	15,243,504
Mitsui Fudosan Logistics Park, Inc.		1,551	7,856,017

			23,099,521

OFFICE	1.8%
Japan Prime Realty Investment Corp.		2,781	9,211,196
Nippon Building Fund, Inc.		2,601	15,063,658

			24,274,854

RETAIL	1.2%
Japan Retail Fund Investment Corp.		8,780	15,952,041

TOTAL JAPAN			152,458,771

MACAU	0.7%
REAL ESTATE—HOTELS, RESTAURANTS & LEISURE
Sands China Ltd. (H Shares)		2,028,000	8,907,300

SINGAPORE	3.6%
REAL ESTATE
DIVERSIFIED	1.2%
City Developments Ltd.		1,373,600	8,283,590
Keppel DC REIT		3,585,700	7,623,953

			15,907,543

HEALTH CARE	0.8%
Parkway Life Real Estate Investment Trust		3,434,000	10,055,675

INDUSTRIALS	0.4%
Mapletree Industrial Trust		2,601,400	5,688,594

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
RETAIL	1.2%
CapitaLand Integrated Commercial Trust		9,566,332	$15,635,046

TOTAL SINGAPORE			47,286,858

SWEDEN	3.0%
REAL ESTATE
DIVERSIFIED	2.4%
Castellum AB		612,615	15,539,495
Fastighets AB Balder, Class Bb		308,804	16,097,773

			31,637,268

INDUSTRIALS	0.6%
Catena AB		181,091	8,473,921

TOTAL SWEDEN			40,111,189

UNITED KINGDOM	4.9%
REAL ESTATE
DIVERSIFIED	0.5%
Land Securities Group PLC		724,490	6,675,611

HEALTH CARE	0.7%
Assura PLC		8,714,129	9,151,932

INDUSTRIALS	2.1%
LondonMetric Property PLC		1,865,039	5,840,513
Segro PLC		1,647,868	21,353,795

			27,194,308

OFFICE	0.6%
Derwent London PLC		67,482	2,857,041
Workspace Group PLC		432,146	4,544,482

			7,401,523

RESIDENTIAL	0.4%
UNITE Group PLC[b]		382,524	5,466,415

SELF STORAGE	0.6%
Safestore Holdings PLC		791,897	8,446,774

TOTAL UNITED KINGDOM			64,336,563

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
UNITED STATES	51.5%
CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	1.5%
Boyd Gaming Corp.[b]		269,160	$11,552,347
Caesars Entertainment, Inc.[b]		103,835	7,711,825

			19,264,172

REAL ESTATE	50.0%
DATA CENTERS	2.7%
CyrusOne, Inc.		293,059	21,437,266
Digital Realty Trust, Inc.		100,777	14,059,399

			35,496,665

DIVERSIFIED	0.8%
Jones Lang LaSalle, Inc.[b]		71,962	10,677,002

HEALTH CARE	9.3%
Healthcare Trust of America, Inc., Class A		499,864	13,766,255
Healthpeak Properties, Inc.		1,296,023	39,178,775
Medical Properties Trust, Inc.		808,470	17,616,561
Ventas, Inc.		1,055,043	51,739,309

			122,300,900

HOTEL	1.5%
Host Hotels & Resorts, Inc.		920,664	13,469,314
Park Hotels & Resorts, Inc.		380,257	6,521,408

			19,990,722

INDUSTRIALS	7.8%
Americold Realty Trust		482,914	18,027,180
BG LLH, LLC (Lineage Logistics)[d]		67,213	4,110,044
Duke Realty Corp.		709,157	28,345,005
Prologis, Inc.		522,960	52,118,194

			102,600,423

NET LEASE	5.8%
Agree Realty Corp.		262,052	17,447,422
VEREIT, Inc.		874,733	33,056,160
VICI Properties, Inc.		1,018,185	25,963,718

			76,467,300

OFFICE	1.0%
Kilroy Realty Corp.		230,844	13,250,446

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

		Shares	Value
RESIDENTIAL	8.6%
APARTMENT	5.1%
Essex Property Trust, Inc.		127,859	$30,356,284
UDR, Inc.		954,287	36,673,249

			67,029,533

MANUFACTURED HOME	1.6%
Sun Communities, Inc.		143,453	21,797,683

SINGLE FAMILY	1.9%
Invitation Homes, Inc.		851,676	25,294,777

TOTAL RESIDENTIAL			114,121,993

SELF STORAGE	6.2%
Extra Space Storage, Inc.		230,014	26,649,422
Public Storage		236,502	54,615,407

			81,264,829

SHOPPING CENTERS	5.7%
COMMUNITY CENTER	1.2%
Kimco Realty Corp.		1,032,109	15,491,956

REGIONAL MALL	4.5%
Simon Property Group, Inc.		698,286	59,549,830

TOTAL SHOPPING CENTERS			75,041,786

TIMBER	0.6%
Weyerhaeuser Co.		239,044	8,015,145

TOTAL REAL ESTATE			659,227,211

TOTAL UNITED STATES			678,491,383

TOTAL COMMON STOCK (Identified cost—$1,080,038,245)			1,300,187,262

SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[e]		11,069,923	11,069,923

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,069,923)			11,069,923

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,091,108,168)	99.5%		1,311,257,185
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		6,680,007

NET ASSETS	100.0%		$1,317,937,192

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2020

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
EUR	Euro Currency
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Security value is determined based on significant unobservable inputs (Level 3).
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $23,494,669 which represents 1.8% of the net assets of the Fund, of which 0.0% are illiquid.

[d]

Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $4,200,781 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

[e]	Rate quoted represents the annualized seven-day yield.

Sector Summary	% of Net Assets
Diversified	20.6
Residential	16.8
Industrials	14.0
Health Care	10.8
Self Storage	6.8
Net Lease	6.3
Shopping Centers	5.7
Office	5.2
Retail	5.1
Data Centers	3.2
Hotels, Restaurants & Leisure	2.1
Hotel	1.5
Timber	0.6
Other	1.3

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS:
Investments in securities, at value (Identified cost—$1,091,108,168)	$1,311,257,185
Foreign currency, at value (Identified cost—$1,643,763)	1,644,690
Receivable for:
Dividends	5,492,890
Investment securities sold	3,441,143
Fund shares sold	2,351,243
Other assets	11,010

Total Assets	1,324,198,161

LIABILITIES:
Payable for:
Investment securities purchased	2,616,043
Fund shares redeemed	2,343,711
Investment advisory fees	774,870
Shareholder servicing fees	203,273
Foreign capital gains tax	109,367
Administration fees	43,894
Directors’ fees	1,636
Distribution fees	1,298
Other liabilities	166,877

Total Liabilities	6,260,969

NET ASSETS	$1,317,937,192

NET ASSETS consist of:
Paid-in capital	$1,215,922,579
Total distributable earnings/(accumulated loss)	102,014,613

$1,317,937,192

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2020

CLASS A SHARES:
NET ASSETS	$67,320,999
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,244,890

Net asset value and redemption price per share	$54.08

Maximum offering price per share ($54.08 ÷ 0.955)[a]	$56.63

CLASS C SHARES:
NET ASSETS	$9,021,476
Shares issued and outstanding ($0.001 par value common stock outstanding)	167,425

Net asset value and offering price per share[b]	$53.88

CLASS I SHARES:
NET ASSETS	$1,182,756,573
Shares issued and outstanding ($0.001 par value common stock outstanding)	21,763,766

Net asset value, offering and redemption price per share	$54.35

CLASS R SHARES:
NET ASSETS	$431,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,909

Net asset value, offering and redemption price per share	$54.49

CLASS Z SHARES:
NET ASSETS	$58,407,144
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,074,603

Net asset value, offering and redemption price per share	$54.35

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Investment Income:
Dividend income (net of $1,494,849 of foreign withholding tax)	$35,951,274

Expenses:
Investment advisory fees	9,566,771
Shareholder servicing fees—Class A	69,883
Shareholder servicing fees—Class C	38,541
Shareholder servicing fees—Class I	812,449
Distribution fees—Class A	174,708
Distribution fees—Class C	115,625
Distribution fees—Class R	2,023
Administration fees	626,219
Transfer agent fees and expenses	193,749
Registration and filing fees	144,710
Custodian fees and expenses	125,505
Shareholder reporting expenses	102,809
Professional fees	86,736
Directors’ fees and expenses	57,829
Miscellaneous	63,332

Total Expenses	12,180,889
Reduction of Expenses (See Note 2)	(355,829)

Net Expenses	11,825,060

Net Investment Income (Loss)	24,126,214

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $103,271 of foreign capital gains tax)	(95,644,056)
Foreign currency transactions	(260,411)

Net realized gain (loss)	(95,904,467)

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of $109,367 of accrued foreign capital gains tax)	(9,192,134)
Foreign currency translations	19,741

Net change in unrealized appreciation (depreciation)	(9,172,393)

Net Realized and Unrealized Gain (Loss)	(105,076,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(80,950,646)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$24,126,214	$26,313,909
Net realized gain (loss)	(95,904,467)	103,199,804
Net change in unrealized appreciation (depreciation)	(9,172,393)	176,718,777

Net increase (decrease) in net assets resulting from operations	(80,950,646)	306,232,490

Distributions to Shareholders:
Class A	(1,446,413)	(7,249,084)
Class C	(202,955)	(1,999,220)
Class I	(28,670,732)	(113,731,328)
Class R	(8,663)	(40,561)
Class Z	(1,386,850)	(3,562,802)

Total distributions	(31,715,613)	(126,582,995)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(141,866,982)	179,219,718

Total increase (decrease) in net assets	(254,533,241)	358,869,213
Net Assets:
Beginning of year	1,572,470,433	1,213,601,220

End of year	$1,317,937,192	$1,572,470,433

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$56.86	$49.64	$53.63	$48.89	$50.37

Income (loss) from investment operations:

Net investment income (loss)[a]	0.81	0.88	0.80	0.73	0.76
Net realized and unrealized gain (loss)	(2.45)	11.09	(2.99)[b]	5.34	0.96

Total from investment operations	(1.64)	11.97	(2.19)	6.07	1.72

Less dividends and distributions to shareholders from:

Net investment income	(0.69)	(2.23)	(1.33)	(0.98)	(1.73)
Net realized gain	(0.45)	(2.52)	(0.44)	(0.35)	(1.47)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(1.14)	(4.75)	(1.80)	(1.33)	(3.20)

Net increase (decrease) in net asset value	(2.78)	7.22	(3.99)	4.74	(1.48)

Net asset value, end of year	$54.08	$56.86	$49.64	$53.63	$48.89

Total return[c,d]	-2.65%	24.38%	-4.20%[b]	12.53%	3.40%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$67.3	$90.5	$68.7	$64.6	$51.3

Ratios to average daily net assets:

Expenses (before expense reduction)	1.21%	1.21%	1.26%[b]	1.31%	1.40%

Expenses (net of expense reduction)	1.21%	1.21%	1.26%[b]	1.31%	1.39%

Net investment income (loss) (before expense reduction)	1.61%	1.55%	1.54%	1.42%	1.47%

Net investment income (loss) (net of expense reduction)	1.61%	1.55%	1.54%	1.42%	1.48%

Portfolio turnover rate	93%	78%	76%	75%	104%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.01). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 1.25%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.22%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return..

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$56.56	$49.33	$53.31	$48.56	$50.04

Income (loss) from investment operations:

Net investment income (loss)[a]	0.41	0.44	0.42	0.34	0.40
Net realized and unrealized gain (loss)	(2.37)	11.09	(2.95)[b]	5.36	0.96

Total from investment operations	(1.96)	11.53	(2.53)	5.70	1.36

Less dividends and distributions to shareholders from:

Net investment income	(0.27)	(1.78)	(0.98)	(0.60)	(1.37)
Net realized gain	(0.45)	(2.52)	(0.44)	(0.35)	(1.47)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(0.72)	(4.30)	(1.45)	(0.95)	(2.84)

Net increase (decrease) in net asset value	(2.68)	7.23	(3.98)	4.75	(1.48)

Net asset value, end of year	$53.88	$56.56	$49.33	$53.31	$48.56

Total return[c,d]	-3.31%	23.59%	-4.84%[b]	11.83%	2.71%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$9.0	$24.5	$40.9	$51.6	$60.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.86%	1.86%	1.91%[b]	1.96%	2.05%

Expenses (net of expense reduction)	1.86%	1.86%	1.91%[b]	1.96%	2.04%

Net investment income (loss) (before expense reduction)	0.84%	0.79%	0.81%	0.66%	0.77%

Net investment income (loss) (net of expense reduction)	0.84%	0.79%	0.81%	0.66%	0.78%

Portfolio turnover rate	93%	78%	76%	75%	104%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(2.97). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 1.90%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.86%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$57.16	$49.87	$53.87	$49.08	$50.56

Income (loss) from investment operations:

Net investment income (loss)[a]	0.96	1.06	1.08	0.91	0.98
Net realized and unrealized gain (loss)	(2.46)	11.15	(3.11)[b]	5.38	0.92

Total from investment operations	(1.50)	12.21	(2.03)	6.29	1.90

Less dividends and distributions to shareholders from:

Net investment income	(0.86)	(2.40)	(1.50)	(1.15)	(1.91)
Net realized gain	(0.45)	(2.52)	(0.44)	(0.35)	(1.47)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(1.31)	(4.92)	(1.97)	(1.50)	(3.38)

Net increase (decrease) in net asset value	(2.81)	7.29	(4.00)	4.79	(1.48)

Net asset value, end of year	$54.35	$57.16	$49.87	$53.87	$49.08

Total return[c]	-2.36%	24.78%	-3.89%[b]	12.95%	3.75%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$1,182.8	$1,403.3	$1,087.2	$492.8	$326.7

Ratios to average daily net assets:

Expenses (before expense reduction)	0.93%	0.93%	0.96%[b]	1.02%	1.11%

Expenses (net of expense reduction)	0.90%	0.90%	0.93%[b]	0.96%	1.04%

Net investment income (loss) (before expense reduction)	1.89%	1.82%	2.03%	1.69%	1.83%

Net investment income (loss) (net of expense reduction)	1.92%	1.85%	2.06%	1.75%	1.90%

Portfolio turnover rate	93%	78%	76%	75%	104%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.13). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 0.95% and 0.92%, respectively. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -3.91%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$57.31	$50.00	$54.01	$49.27	$50.76

Income (loss) from investment operations:

Net investment income (loss)[a]	0.74	0.85	0.73	0.78	0.82
Net realized and unrealized gain (loss)	(2.48)	11.13	(3.01)[b]	5.26	0.83

Total from investment operations	(1.74)	11.98	(2.28)	6.04	1.65

Less dividends and distributions to shareholders from:

Net investment income	(0.63)	(2.15)	(1.26)	(0.95)	(1.67)
Net realized gain	(0.45)	(2.52)	(0.44)	(0.35)	(1.47)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(1.08)	(4.67)	(1.73)	(1.30)	(3.14)

Net increase (decrease) in net asset value	(2.82)	7.31	(4.01)	4.74	(1.49)

Net asset value, end of year	$54.49	$57.31	$50.00	$54.01	$49.27

Total return[c]	-2.82%	24.21%	-4.34%[b]	12.37%	3.25%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$431.0	$464.7	$375.4	$374.2	$108.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.36%	1.36%	1.41%[b]	1.46%	1.55%

Expenses (net of expense reduction)	1.36%	1.36%	1.41%[b]	1.46%	1.54%

Net investment income (loss) (before expense reduction)	1.48%	1.49%	1.38%	1.50%	1.55%

Net investment income (loss) (net of expense reduction)	1.48%	1.49%	1.38%	1.50%	1.56%

Portfolio turnover rate	93%	78%	76%	75%	104%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.02). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 1.40%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.36%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2020	2019	2018	2017	2016
Net asset value, beginning of year	$57.17	$49.88	$53.88	$49.09	$50.57

Income (loss) from investment operations:

Net investment income (loss)[a]	1.00	1.13	1.13	0.95	1.03
Net realized and unrealized gain (loss)	(2.49)	11.11	(3.14)[b]	5.34	0.87

Total from investment operations	(1.49)	12.24	(2.01)	6.29	1.90

Less dividends and distributions to shareholders from:

Net investment income	(0.88)	(2.43)	(1.52)	(1.15)	(1.91)
Net realized gain	(0.45)	(2.52)	(0.44)	(0.35)	(1.47)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(1.33)	(4.95)	(1.99)	(1.50)	(3.38)

Net increase (decrease) in net asset value	(2.82)	7.29	(4.00)	4.79	(1.48)

Net asset value, end of year	$54.35	$57.17	$49.88	$53.88	$49.09

Total return[c]	-2.33%	24.82%	-3.86%[b]	12.96%	3.75%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$58,407.1	$53,698.1	$16,449.8	$607.3	$258.3

Ratios to average daily net assets:

Expenses (before expense reduction)	0.86%	0.86%	0.90%[b]	0.96%	1.05%

Expenses (net of expense reduction)	0.86%	0.86%	0.90%[b]	0.96%	1.04%

Net investment income (loss) (before expense reduction)	2.00%	1.98%	2.17%	1.83%	1.94%

Net investment income (loss) (net of expense reduction)	2.00%	1.98%	2.17%	1.83%	1.95%

Portfolio turnover rate	93%	78%	76%	75%	104%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.15). Additionally, the expense ratios include extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to the average daily net assets (before expense reduction and net of expense reduction) would have been 0.89%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -3.88%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return through investment in global real estate equity securities. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$56,361,609	$56,361,609	$—	$0	[a]
United States	678,491,383	674,381,339	—	4,110,044	[b]
Other Countries	565,334,270	565,334,270	—	—
Short-Term Investments	11,069,923	—	11,069,923	—

Total Investments in Securities[c]	$1,311,257,185	$1,296,077,218	$11,069,923	$4,110,044

[a]	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
[b]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
C	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock– United States– Real Estate– Industrials
Balance as of December 31, 2019	$—
Purchases	4,200,781
Change in unrealized appreciation (depreciation)	(90,737)

Balance as of December 31, 2020	$4,110,044

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(90,737).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2020	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock—United States—Real Estate—Industrials	$4,110,044	Market Comparable Companies	Enterprise Value/ EBITDA Multiple Liquidity Discount	18.6x 15%	Increase Decrease

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investment in Common Stock—Industrials are the Enterprise Value to Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) Multiple and Liquidity Discount.

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2020, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the year ended December 31, 2020 and through June 30, 2022 , the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares . This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2020, fees waived and/or expenses reimbursed totaled $355,829.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2020, the Fund incurred $510,228 in fees under administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2020, the Fund has been advised that the distributor received $6,290, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $4,010 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $8,458 for the year ended December 31, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2020, totaled $1,177,405,290 and $1,306,176,009, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2020	2019
Ordinary income	$21,465,084	$79,543,193
Long-term capital gain	10,250,529	47,039,802

Total dividends and distributions	$31,715,613	$126,582,995

As of December 31, 2020, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,158,904,213

Gross unrealized appreciation on investments	$162,294,496
Gross unrealized depreciation on investments	(10,017,178)

Net unrealized appreciation (depreciation) on investments	$152,277,318

Undistributed ordinary income	$30,255,597

As of December 31, 2020, the Fund has a net capital loss carryforward of $82,756,516 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $73,933,602 and long-term capital loss carryforward of $8,822,914, which under current federal income tax rules, may offset capital gains recognized in any future period.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2020, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain REIT dividends and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $197,265 and total distributable earnings/(accumulated loss) was credited $197,265. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in a supplement dated August 13, 2020 to the Fund’s prospectus and statement of additional information, effective September 15, 2020, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A:
Sold	629,426	$32,235,117	707,224	$39,966,814
Issued as reinvestment of dividends and distributions	24,592	1,197,117	110,916	6,237,918
Redeemed	(999,939)	(46,732,306)	(611,011)	(34,922,819)

Net increase (decrease)	(345,921)	$(13,300,072)	207,129	$11,281,913

Class C:
Sold	36,162	$1,800,743	49,919	$2,810,042
Issued as reinvestment of dividends and distributions	3,233	153,366	25,967	1,452,956
Redeemed	(305,954)	(14,716,088)	(470,075)	(26,299,088)

Net increase (decrease)	(266,559)	$(12,761,979)	(394,189)	$(22,036,090)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Class I:
Sold	8,176,494	$393,678,285	6,537,156	$372,105,526
Issued as reinvestment of dividends and distributions	518,501	25,427,302	1,694,075	95,749,503
Redeemed	(11,483,066)	(541,508,459)	(5,480,900)	(313,437,016)

Net increase (decrease)	(2,788,071)	$(122,402,872)	2,750,331	$154,418,013

Class R:
Sold	1,411	$68,459	4,715	$259,009
Issued as reinvestments of dividends and distributions	177	8,663	716	40,561
Redeemed	(1,787)	(87,409)	(4,830)	(278,635)

Net increase (decrease)	(199)	$(10,287)	601	$20,935

Class Z:
Sold	340,933	$16,879,112	674,891	$39,616,245
Issued as reinvestment of dividends and distributions	21,804	1,068,851	53,223	3,009,098
Redeemed	(227,446)	(11,339,735)	(118,600)	(7,090,396)

Net increase (decrease)	135,291	$6,608,228	609,514	$35,534,947

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021,

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement and the EU Parliament has until February 28, 2021 to do the same. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has adopted a new rule that will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule, among other things, will limit the ability of the Fund to enter into derivative transactions and certain other transactions which may substantially curtail the Fund’s ability to use derivatives as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Global Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Shares, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2020 (Unaudited)

For the calendar year ended December 31, 2020, for individual taxpayers, the Fund designates $8,442,543 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $9,537,263 taxable at the maximum 20% rate, long-term capital gain distributions of $713,266 taxable at 25% maximum rate, short-term capital gain distributions of $1,264,211 and $15,163,010 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 0.10% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Effective November 30, 2020, Laurel Durkay no longer serves as a portfolio manager to the Fund. Jon Cheigh, William Leung and Rogier Quirijns will continue to serve as portfolio managers of the Fund.

Change to the Size of the Board of Directors

On January 26, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-today operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers[5] 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	Since 1991

Joseph M. Harvey[5] 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee Member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation since 2015.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly at Bessemer Trust Company from 1999 to 2014; Prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	21	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers, Chairman of the Board of Directors, is taking a medical leave of absence. In connection with Mr. Steers’ leave of absence, the Board of Directors has appointed Joseph M. Harvey as Acting Chairman of the Board.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSFAX
Class C—CSFCX
Class F—GRSFX*
Class I—CSSPX
Class R—GRSRX
Class Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Global Realty

Shares

Annual Report December 31, 2020

Beginning in 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSFAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. To the extent the registrant has made any substantive amendments to the Code of Ethics during the reporting period, such amendments are described in this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered by the registrant’s principal accountant were as follows:

	2020	2019
Audit Fees	$45,580	$45,580
Audit-Related Fees	$0	$0
Tax Fees	$5,750	$5,750
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2020	2019
Registrant	$5,750	$5,750
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: March 3, 2021